Portfolio Prospectus Front Cover

May 1, 2009

Portfolio Prospectus

T. Rowe Price
Blue Chip Growth
Equity Income
Equity Index 500
Health Sciences
International Stock
Limited-Term Bond
Mid-Cap Growth
New America Growth
Personal Strategy Balanced
Prime Reserve

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Portfolio Prospectus Back Cover

A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager`s recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain a free copy of a fund report or Statement of Additional Information, or for inquiries, contact your insurance company. The Statement of Additional Information and updated performance information are available through troweprice.com.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC`s Internet site at
http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.

100 East Pratt Street
Baltimore, MD 21202

1940 Act File No.: 811-07143; 811-07153; 811-07145
TRP 685 (5/09)
C15-040 5/1/09